EXHIBIT.99.1

374Water Regains Compliance with NASDAQ Listing Requirement

MORRISVILLE, N.C., January 14, 2026 -- 374Water Inc. (NASDAQ: SCWO) ("374Water" or the "Company"), a global leader in organic waste destruction technology and services for the industrial, municipal, and federal markets, today announced that it has received a notification letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it has regained compliance with the minimum bid price requirement under Nasdaq Listing Rule, 5550(a)(2). The Company’s Common Stock will continue to be listed and traded on The Nasdaq Capital Market and this matter is now closed.

374Water previously received a notification letter from the Nasdaq Listing Qualifications Department on January 15, 2025, notifying the Company that its Common Stock failed to maintain a minimum bid price of $1.00 over the previous 30 consecutive business days as required by the Listing Rules of The Nasdaq Stock Market. To regain compliance with the minimum bid price requirement, the Company was required to maintain a minimum closing bid price of $1.00 or more for at least 10 consecutive trading days, which was achieved on January 9, 2026.

About 374Water

374Water Inc. (NASDAQ: SCWO) is a global industrial technology and services company providing innovative solutions addressing wastewater treatment and waste management issues within the industrial, municipal, and federal markets. 374Water's AirSCWO technology is designed to efficiently destroy and mineralize a broad spectrum of non-hazardous and hazardous organic wastes, producing safe dischargeable water streams, safe mineral effluent, safe vent gas, and recoverable heat energy. 374Water's AirSCWO technology has the potential to assist its customers to meet discharge requirements, reduce or eliminate disposal costs, remove bottlenecks, and reduce litigation and other risks. 374Water continues to be a leader in innovative waste treatment solutions, dedicated to creating a greener future and eradicating harmful pollutants. Learn more by visiting www.374water.com and follow us on LinkedIn.

Cautionary Language on Forward-Looking Statements

Certain statements in this communication are "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, as amended. Words such as "anticipate," "believe," “could," "estimate," "expect," "intend," "may," “plan," "predict," "project," "potential," or other comparable terminology are intended to identify forward-looking statements. These statements include those related to the Company’s ability to maintain compliance with Nasdaq’s listing requirements and involve known and unknown risks, uncertainties, and other factors that may cause 374Water’s actual results, levels of activity, performance, or 374Water’s achievements or those of its industry to be materially different from those expressed or implied by any forward-looking statements. 374Water has based these forward-looking statements on its current expectations, assumptions, estimates, beliefs, and projections. While 374Water believes these expectations, assumptions, estimates, and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which involve factors or circumstances that are beyond the 374Water’s control. These forward-looking statements are subject to risks and uncertainties, including those discussed under "Risk Factors" in 374Water’s Form 10-Q for the quarter ended September 30, 2025, and in 374Water’s subsequent filings and reports with the SEC. The forward-looking statements herein are made only as of the date they were first issued, and unless otherwise required by laws, 374Water disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor Relations and Media Contact

Jim Siccardi

Senior Vice President

Direct: 984-374-1222

Jim.Siccardi@374water.com

www.374Water.com